FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)         August 21, 2000
                                                 -----------------------

                          Wake Forest Bancshares, Inc.
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             (Exact name of registrant as specified in its charter)


  United States of America               000-25999                56-2131079
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(State or other jurisdiction         (Commission File         (IRS Employer of
   of incorporation)                       Number)           Identification No.)


302 S. Brooks Street, Wake Forest, North Carolina                     27587
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(Address of principal executive offices)                             (Zip Code)

Not applicable
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(Former name or former address, if changed since last report.)


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Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
                  (disclosures required by Item 304(a) of Regulation S-K)


                  On August 21, 2000, the audit committee and the full Board of Directors of Wake Forest Bancshares, Inc. elected to terminate the audit services of the firm of McGladrey & Pullen, LLP and appoint the firm of Dixon Odom PLLC to serve as the Company's independent auditors for its fiscal year ending September 30, 2000.

                  McGladrey & Pullen, LLP served as the Company's independent accountants to audit Wake Forest Bancshares, Inc.'s two most recent fiscal year ends. McGladrey and Pullen, LLP's reports on the Company's financial statements for those years (fiscal years ended September 30, 1999 and 1998) were unqualified opinions.

                  During the Company's two most recent fiscal year ends (fiscal years ended September 30, 1999 and 1998) and the subsequent interim period from October 1, 1999 to August 21, 2000, Wake Forest Bancshares, Inc. did not have any disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which would have caused McGladrey & Pullen, LLP to make reference to the subject matter in connection with its report.

                  During the Company's two most recent fiscal year ends (fiscal years ended September 30, 1999 and 1998) and the subsequent interim period from October 1, 1999 to August 21, 2000, Wake Forest Bancshares, Inc. (or anyone acting on its behalf) did not consult with Dixon Odom PLLC regarding any application of accounting principle to a specified transaction, either completed or proposed; or any type of audit opinion that might be rendered on the Company's financial statements. Neither a written report nor oral advice was provided by Dixon Odom PLLC to the Company that the new auditors concluded was an important factor considered by the Company in reaching a decision on any accounting, auditing, or financial reporting issue.

                  The Company has provided McGladrey & Pullen, LLP with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. McGladrey & Pullen, LLP has been requested to provide the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. The Company has requested that McGladrey & Pullen, LLP provide such letter within 10 business days upon the Company's filing of this Form 8-K. Upon receipt of such letter, the Company will file an amendment to this Form 8-K within two business days, including the letter as an exhibit.


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                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          WAKE FOREST BANCSHARES, INC.

         Dated    August 21, 2000                   By:   Anna O. Sumerlin
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                                                          Anna O. Sumerlin
                                                          President and CEO

         Dated    August 21, 2000                   By:   Robert C. White
               ---------------------------                ---------------
                                                          Robert C. White
                                                          Vice President and CFO